PORTFOLIO
COMPOSITION........3

PORTFOLIO
HIGHLIGHTS.........4

PORTFOLIOS.........7

FINANCIAL
INFORMATION
  INDEPENDENT
  PUBLIC
  ACCOUNTANTS'
  REPORT..........18

  FINANCIAL
  STATEMENTS......19

  FINANCIAL
  HIGHLIGHTS......22

  NOTES TO
  FINANCIAL
  STATEMENTS......25



                        IN COMPARISON WITH THE PAST YEAR,
                      MODERATED GROWTH IS EXPECTED FOR 1997

     Looking back at 1996, it is easy to see that many equity investors were celebrating a 15-year-long market that had only a single downturn - with that coming in 1987.
     On the fixed-income side, investors experienced more market volatility - from early expectations of a recession - to robust mid-year growth - to almost perfect conditions as the year ended.
     Ahead, we expect the economy's upward movement will be moderated, when compared to the past year, with inflation continuing at much the same low level.
     Three portfolios comprise our offerings to Composite Variable Annuity owners: Growth & Income and Northwest, both of which focus on stocks; and Income, which is centered on fixed-income investments. Each allows you to invest according to your investment objectives in a tax-deferred environment. Performance and prospects for each are discussed in extensive detail on these pages, following this introductory message.
     Many economic conditions obviously will be felt by all types of investors. Nevertheless, it may be useful to touch on a few key market elements and how we expect they will influence investments in 1997 - a year which we believe will be quite healthy.

   First, on the equities side:

MANY FACTORS INFLUENCE THE STOCK MARKET

* Not surprising to us, the rate of savings in the United States has taken at least a short-term upward turn. Money is going into investments and bank accounts, it is paying down debt, and it is being used for other non-spending purposes. The reasons for this, we believe, are concerns about retirement and large amounts of credit-card debt.
*  Interest rates are expected to remain near today's level.
* There will continue to be some investors who opt for favorable earnings in the companies in which they invest. At the same time, it is likely they will find such securities are selling at a premium.
* Another continuing trend we anticipate is the growth of good small- and medium-cap companies, and accelerated acquisition of them as they mature, by large companies. For the Portfolios we manage, it will be vital that we recognize undervalued stocks, anticipate their growth, and take early action to acquire them.
* On the government front, we applaud possible downsizing, recognizing that such a move would make new dollars available to help boost the economy. Similarly, we are pleased when we hear serious talk about dealing with the federal debt, but we believe that the importance of entitlement programs such as Social Security and Medicare cannot be ignored.

FIVE DRIVING FORCES ARE EXPECTED
     Examining the economy from the perspective of a fixed-income investor leads to some of the same conclusions expressed above, as well as to unique points of view. The latter are considered below.
     Our expectations are that there will be five driving forces that will have a significant impact in the future. These factors should allow the current, almost perfect conditions of modest growth and low inflation to persist. Steady or lower interest rates will complement the situation.
   These five factors are:
     * Slow economic growth, in large part because U.S. consumers and our federal government have spent and spent and driven debt levels up and up. Neither consumers nor the government can take on much new borrowing.
     * High levels of debt and slow economic growth are not just an American phenomena. Governments everywhere in the world face the same problems, often to a much greater degree than our own.
     * Many new producers and sellers are at work in the global marketplace, particularly in the countries of the former Soviet Union, East Asia and Latin America. This has helped curb inflation by allowing each country, including ours, to provide the goods for which they are the most efficient producer.
     * The Federal Reserve recognizes the value of low inflation in fostering efficient, stable growth and that understanding is reflected in our nation's current monetary policy.
     * As discussed earlier, the need to prepare for retirement appears to be on the minds of many people. Saving more and buying less can be expected to have a positive impact on financial markets.
     Certainly, volatility also will continue to be a potentially powerful influence, as it was in 1994, when interest rates rose, and in 1995, when rates fell. However, we expect today's interest rates to be typical of the average level of rates until 2000.

A GOOD GROUNDING IN FUNDAMENTALS ALWAYS HELPS
     In view of the positive financial prognosis for the new year, it is worth offering two basics of investing:
     One: Risk, and all that it entails, still is a vital part of the investment equation. There's a lot to be said for being prepared for market fluctuations, both up and down, and for investing regularly over the long term.
     Two: Portfolios such as the ones in which you invest provide all-important diversification, something that, otherwise, is difficult to achieve effectively without a personal portfolio of several hundred thousand dollars. And, of course, diversification is really just another way to minimize risk while seeking growth or income or both.

THANK YOU
     Your purchase of a Composite Variable Annuity is important to us. We greatly appreciate the confidence you've placed in us.


/s/
ROBERT W. ESCHRICH
PRESIDENT AND CEO
WM LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
FOOTNOTE TO INVESTMENT PERFORMANCE CHARTS ON PAGES 4, 5, AND 6.
     INVESTMENT RETURNS AND PRINCIPAL VALUES OF PORTFOLIO SHARES WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
     COMPARISONS TO PORTFOLIO PERFORMANCE ON THE FOLLOWING PAGES INCLUDE THE CONSUMER PRICE INDEX (CPI), AS A MEASURE OF CHANGE IN CONSUMER PRICES AS DETERMINED BY THE U.S. BUREAU OF LABOR STATISTICS, THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500), WHICH IS CONSIDERED GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET, AND THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX (LGCB), WHICH IS CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT AND CORPORATE BOND MARKETS. THESE INDICES ARE UNMANAGED AND DO NOT REFLECT ACTUAL INVESTMENT-RELATED EXPENSES INCURRED BY THE PORTFOLIOS WITH WHICH THEY ARE COMPARED. AVERAGE ANNUAL TOTAL RETURNS AND GRAPH VALUES INCLUDE CHANGES IN SHARE PRICE, AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.
     PERFORMANCE INFORMATION IS PRESENTED SINCE THE COMMENCEMENT OF OPERATIONS OF EACH PORTFOLIO WHICH IS JUNE 1987 FOR THE GROWTH & INCOME AND INCOME PORTFOLIOS, AND JANUARY 1993 FOR THE NORTHWEST PORTFOLIO.

                              PORTFOLIO COMPOSITION
                PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 1996

GROWTH & INCOME PORTFOLIO
TOP TEN HOLDINGS
Wells Fargo & Company - 2%
Federal Home Loan Mortgage Corporation - 2%
Microsoft Corporation - 2%
Johnson & Johnson - 2%
Lockheed/Martin - 2%
AT&T Corporation - 2%
Intel Corporation - 2%
Motorola, Inc. - 2%
Unilever NV - 2%
Raytheon Co. - 2%

[PIE CHART:]
INDUSTRY ALLOCATION
   Technology and Electronics 15%
   Banking and Financial 13%
   Capital Goods and
     Aerospace 12%
   Health Care 12%
   Consumer Staples 11%
   Consumer Cyclicals 10%
   Utilities and Real Estate
     Investment Trusts 9%
   Oils 7%
   Basic Industry and Resources 6%
   Cash and Other 5%

NORTHWEST PORTFOLIO
TOP TEN HOLDINGS
Microsoft Corporation - 6%
Boeing Company - 5%
U.S. Bancorp Oregon - 4%
Fred Meyer, Inc. - 4%
Expeditors International WA - 3%
Nike, Class B - 3%
Albertsons, Inc. - 3%
Price/Costco - 3%
Tektronix, Inc. - 3%
Mentor Graphics - 3%

[PIE CHART:]
INDUSTRY ALLOCATION
   Electronics 15%
   Computer Software and
     Systems 13%
   Banking and Financial 12%
   Consumer Cyclicals 12%
   Capital Goods and
     Aerospace 10%
   Basic Industry and
     Resources 9%
   Health Care 8%
   Cash and Other 8%
   Transportation 7%
   Utilities and Real Estate Investment Trusts 6%

INCOME PORTFOLIO
TOP TEN ISSUERS
U.S. Treasury - 37%
Government National Mortgage Association - 8%
Federal National Mortgage Association - 2%
Weyerhaeuser - 2%
Burlington Northern - 2%
Continental Corporation - 2%
Loral Space & Communications - 2%
Franchise Finance Corporation - 2%
First Nationwide - 2%
Federal Home Loan Mortgage Corporation - 1%

[PIE CHART:]
ASSET ALLOCATION
   Corporate 37%
   Treasury Obligations 37%
   Mortgages 15%
   Cash and Other 11%

                              PORTFOLIO HIGHLIGHTS
                            GROWTH & INCOME PORTFOLIO

KEY IMPACTS ON 1996 PERFORMANCE
     The stock market performed well in 1996, driven higher by news of mergers and acquisitions, low inflation, and solid corporate earnings. The Portfolio benefited from this positive equity environment and posted excellent returns. In particular, two holdings (FHP Corporation and Loral Space & Communications) were taken over at prices substantially higher than their trading prices which helped produce the positive 1996 performance.

WHAT'S AHEAD
     We anticipate that mergers and acquisitions, along with the low-inflation environment, are likely to continue. However, corporate earnings, especially in the consumer sector, are unlikely to be as strong in 1997 as in 1996. Therefore, we intend to take a cautious approach to investments in this area.
     We also believe that a narrow group of stocks has been the primary force driving the stock average. We are trying to take advantage of this by buying desirable companies that have not participated in the market rise.

KEY INVESTMENT STRATEGIES
     Our basic strategy, as always, is to buy stocks of good businesses when they are at "sale prices." Good businesses generate a high return on investment, have a competitive advantage and have barriers to entry.
     We currently are finding good equities in the movie and content area. Improved means of distributing their products, which include direct television, Internet and cable modem transmissions, should provide increased revenue opportunities for these companies.
     The semiconductor group also is providing bargains, as we see oversupply concerns coming to an end. The demand for semiconductors remains strong, fueled by Pentium Pro and Window N.T. product cycles, as well as telecommunications deregulation.
     Finally,   spinoff   situations  are  offering   excellent   value  in  the
marketplace. Many former subsidiaries of larger companies are excellent businesses where management owns considerable stock. We are finding that many of these situations are undervalued.

INVESTMENT PERFORMANCE CHART:

PERFORMANCE INFORMATION * GROWTH & INCOME PORTFOLIO * PERIODS ENDED DECEMBER 31, 1996
ENDING VALUE OF $10,000 INVESTED SINCE INCEPTION ON 6/30/87

KEY:  Growth & Income Portfolio $28,105
      S&P 500 (Stocks) $32,553
      CPI (Inflation) $13,974

PAST PERFORMANCE CANNOT PREDICT FUTURE RESULTS.

Box to the right of chart: THE CHART DEPICTS THE PORTFOLIO'S PERFORMANCE. AN INVESTMENT IN THE PORTFOLIO THROUGH A COMPOSITE VARIABLE ANNUITY CONTRACT WOULD HAVE RESULTED IN AVERAGE ANNUAL RETURNS OF 12.95%, 12.78% and 10.02% OVER ONE YEAR, FIVE YEARS AND SINCE INCEPTION, RESPECTIVELY. ANNUITY RETURNS ARE AFTER ALL FEES AND ASSUME PAYMENT OF THE CONTINGENT DEFERRED SALES CHARGE WHICH DECLINES FROM 7% TO 0%. SEE FOOTNOTE ON PAGE 2.

COMPOSITE DEFERRED GROWTH      STANDARD & POOR'S 500 INDEX  CONSUMER PRICE INDEX
      & INCOME

6/30/87        10,000              $10,000                       $10,000
9/30/87        10,459              $10,658                       $10,132
12/31/87        8,951               $8,263                       $10,167
3/31/88         9,910               $8,735                       $10,264
6/30/88        10,236               $9,312                       $10,396
9/30/88        10,401               $9,344                       $10,555
12/31/88       10,611               $9,631                       $10,617
3/31/89        11,183              $10,317                       $10,775
6/30/89        11,679              $11,220                       $10,934
9/30/89        12,286              $12,418                       $11,013
12/31/89       11,778              $12,675                       $11,110
3/31/90        11,522              $12,303                       $11,339
6/30/90        11,871              $13,068                       $11,445
9/30/90        10,232              $11,283                       $11,692
12/31/90       11,194              $12,288                       $11,789
3/31/91        12,828              $14,073                       $11,894
6/30/91        13,128              $14,041                       $11,982
9/30/91        13,420              $14,792                       $12,088
12/31/91       14,095              $16,032                       $12,150
3/31/92        14,256              $15,627                       $12,273
6/30/92        14,470              $15,924                       $12,352
9/30/92        14,900              $16,426                       $12,449
12/31/92       15,582              $17,253                       $12,502
3/30/93        16,088              $18,007                       $12,652
6/30/93        16,027              $18,094                       $12,722
9/30/93        16,079              $18,562                       $12,784
12/31/93       16,761              $18,992                       $12,846
3/31/94        16,603              $18,272                       $12,969
6/30/94        16,673              $18,349                       $13,040
9/30/94        17,502              $19,246                       $13,163
12/31/94       17,217              $19,243                       $13,189
3/31/95        18,637              $21,117                       $13,339
6/30/95        19,985              $23,133                       $13,436
9/30/95        21,573              $24,971                       $13,498
12/31/95       23,019              $26,474                       $13,524
3/31/96        24,275              $27,895                       $13,718
6/30/96        25,390              $29,147                       $13,806
9/30/96        26,170              $30,048                       $13,903
12/31/96       28,105              $32,553                       $13,974

                              PORTFOLIO HIGHLIGHTS
                              NORTHWEST PORTFOLIO

     The past year was the first in which the Portfolio was fully managed without any formal ties to the Northwest 50(R)Index. During the year, we added 24 new companies to our holdings and eliminated 11. In addition, we reduced our concentration in some of our larger holdings, and the Portfolio is now fully diversified.

KEY IMPACTS ON 1996 PERFORMANCE
     Many of our major holdings had very strong performance during 1996, such as Microsoft (up 88%), Boeing (up 36%) and Nike (up 72%). However, the Portfolio had significant exposure to small-capitalization stocks, some of which underperformed the market during the year. Among them were Redhook Ale Brewery (down 63%), and Mentor Graphics (down 47%).
     Of the companies added to our Portfolio, some performed well and some lagged. Among those performing well since purchase were Red Lion Hotels (up approximately 75% due to its acquisition by Doubletree Inns) and Intel (up 31%). Those lagging our performance expectations since purchase included InFocus Systems (down 40%) and Ostex (down 71%). We continue to like the fundamentals of the small-capitalization stocks in the Portfolio and we anticipate stronger performance from them in the future.

WHAT'S AHEAD
     We believe the Pacific Northwest is extremely well positioned for future growth, thanks in large part to the strength of the technology and aerospace industries. The Puget Sound region, in particular, may be on the cusp of some of the strongest growth it has seen in years. Also, the Portland-area technology boom continues unabated. All of this bodes well for companies dependent on the regional economy, notably retailers and banks. In addition, the strong competitive positions of the more global companies in our Portfolio, such as Microsoft, Boeing, and Nike, provide a diverse economic backbone.
     Although the Portfolio is, by nature, volatile, we believe that shareholders will be well rewarded over the long run.

KEY INVESTMENT STRATEGIES
     The Portfolio seeks long-term capital appreciation by investing in the stocks of companies headquartered or doing business in the Northwest. Quality companies with strong growth characteristics, competitive advantages, and reasonable valuations are key elements we look for when pursuing this goal.

INVESTMENT PERFORMANCE CHART:

PERFORMANCE INFORMATION * NORTHWEST PORTFOLIO * PERIODS ENDED DECEMBER 31, 1996 ENDING VALUE OF $10,000 INVESTED SINCE INCEPTION ON 1/4/93

KEY:  Northwest Portfolio $15,679
      S&P 500 (Stocks) $18,868
      CPI (Inflation) $11,177

PAST PERFORMANCE CANNOT PREDICT FUTURE RESULTS

Box to the right of chart: THE CHART DEPICTS THE PORTFOLIO'S PERFORMANCE. AN INVESTMENT IN THE PORTFOLIO THROUGH A COMPOSITE VARIABLE ANNUITY CONTRACT WOULD HAVE RESULTED IN AVERAGE ANNUAL RETURNS OF 13.09% OVER ONE YEAR, AND 9.58% SINCE INCEPTION, RESPECTIVELY. ANNUITY RETURNS ARE AFTER ALL FEES AND ASSUME PAYMENT OF THE CONTINGENT DEFERRED SALES CHARGE WHICH DECLINES FROM 7% TO 0%.
SEE FOOTNOTE ON PAGE 2.

COMPOSITE DEFERRED NORTHWEST  STANDARD & POOR'S 500 INDEX  CONSUMER PRICE INDEX

1/4/93    $10,000                  $10,000                  $10,000
3/31/93   $10,105                  $10,437                  $10,120
6/30/93   $ 9,800                  $10,487                  $10,176
9/30/93   $ 9,611                  $10,758                  $10,226
12/31/93  $10,293                  $11,008                  $10,275
3/31/94   $10,369                  $10,590                  $10,374
6/30/94   $10,149                  $10,635                  $10,430
9/30/94   $10,356                  $11,155                  $10,529
12/31/94  $10,178                  $11,153                  $10,550
3/31/95   $10,824                  $12,239                  $10,669
6/30/95   $11,774                  $13,408                  $10,747
9/30/95   $12,824                  $14,473                  $10,796
12/31/95  $12,827                  $15,344                  $10,817
3/31/96   $13,379                  $16,168                  $10,973
6/30/96   $14,090                  $16,894                  $11,043
9/30/96   $14,360                  $17,416                  $11,121
12/31/96  $15,679                  $18,868                  $11,177

                              PORTFOLIO HIGHLIGHTS
                                INCOME PORTFOLIO

KEY IMPACTS ON 1996 PERFORMANCE
     Fixed-income returns, although modest in 1996, generally outpaced inflation. Despite interest rates being low by recent historical standards, inflation remained even lower. This translated into positive returns for Portfolio holders.
     As it became apparent that the economy was growing faster than expected, interest rates rose for most of the year, limiting returns to investors in fixed-income securities. For the year, rates on intermediate-maturity securities rose 0.85%.
     The Portfolio's mortgage-backed securities performed well in 1996. A favorable prepayment environment - the result of relatively subdued interest rate volatility - was the primary factor supporting this sector's strong relative performance.

WHAT'S AHEAD
     We believe interest rates at today's levels represent good value. As noted in the introduction, the five structural forces that we feel will continue to limit inflation growth for years to come are: excessive build-up of debt, fiscal austerity worldwide, increased global competition, U.S. monetary policy focused on low inflation, and changing demographics.
     It is possible there will be short periods of rising inflation, but we see little risk in a sustained, rising inflationary environment that would produce significantly higher rates.

KEY INVESTMENT STRATEGIES
     The Portfolio seeks to provide a high level of current income that is consistent with the protection of capital. We attempt to accomplish this by selecting investments with an intermediate-maturity profile and by investing in a combination of corporate, mortgage-backed and treasury securities. By taking advantage of changing fundamentals between market sectors and anticipating broad changes in interest rates, we feel we can add incremental income to the Portfolio while still focusing on the protection of capital.

INVESTMENT PERFORMANCE CHART:

PERFORMANCE INFORMATION * INCOME PORTFOLIO * PERIODS ENDED DECEMBER 31, 1996 ENDING VALUE OF $10,000 INVESTED SINCE INCEPTION ON 6/30/87

KEY:  Income Portfolio $21,360
      LGCB (Gov't./Corp. Bonds) $22,455
      CPI (Inflation) $13,974

PAST PERFORMANCE CANNOT PREDICT FUTURE RESULTS

Box to the right of chart: THE CHART DEPICTS THE PORTFOLIO'S PERFORMANCE. AN INVESTMENT IN THE PORTFOLIO THROUGH A COMPOSITE VARIABLE ANNUITY CONTRACT WOULD HAVE RESULTED IN AVERAGE ANNUAL RETURNS OF -5.27%, 4.73% and 7.11% OVER ONE YEAR, FIVE YEARS AND SINCE INCEPTION, RESPECTIVELY. ANNUITY RETURNS ARE AFTER ALL FEES AND ASSUME PAYMENT OF THE CONTINGENT DEFERRED SALES CHARGE WHICH DECLINES FROM 7% TO 0%. SEE FOOTNOTE ON PAGE 2.

COMPOSITE DEFERRED INCOME   LEHMAN GOVT./CORP. BOND INDEX   CONSUMER PRICE INDEX

6/30/87   $10,000                  $10,000                       $10,000
9/30/87   $10,025                  $ 9,708                       $10,132
12/31/87  $10,214                  $10,274                       $10,167
3/31/88   $10,689                  $10,642                       $10,264
6/30/88   $10,850                  $10,747                       $10,396
9/30/88   $11,036                  $10,948                       $10,555
12/31/88  $11,203                  $11,053                       $10,617
3/31/89   $11,372                  $11,175                       $10,775
6/30/89   $11,834                  $12,073                       $10,934
9/30/89   $12,107                  $12,187                       $11,013
12/31/89  $12,315                  $12,627                       $11,110
3/31/90   $12,341                  $12,482                       $11,339
6/30/90   $12,759                  $12,932                       $11,445
9/30/90   $12,782                  $13,010                       $11,692
12/31/90  $13,373                  $13,673                       $11,789
3/31/91   $13,764                  $14,041                       $11,894
6/30/91   $13,992                  $14,253                       $11,982
9/30/91   $14,722                  $15,073                       $12,088
12/31/91  $15,498                  $15,877                       $12,150
3/31/92   $15,317                  $15,639                       $12,273
6/30/92   $15,933                  $16,273                       $12,352
9/30/92   $16,615                  $17,068                       $12,449
12/31/92  $16,570                  $17,081                       $12,502
3/31/93   $17,324                  $17,875                       $12,652
6/30/93   $17,741                  $18,412                       $12,722
9/30/93   $18,255                  $19,021                       $12,784
12/31/93  $18,230                  $18,966                       $12,846
3/31/94   $17,559                  $18,372                       $12,969
6/30/94   $17,298                  $18,143                       $13,040
9/30/94   $17,373                  $18,233                       $13,163
12/31/94  $17,414                  $18,300                       $13,189
3/31/95   $18,272                  $19,212                       $13,339
6/30/95   $19,553                  $20,459                       $13,436
9/30/95   $19,905                  $20,850                       $13,498
12/31/95  $20,872                  $21,821                       $13,524
3/31/96   $20,304                  $21,311                       $13,718
6/30/96   $20,349                  $21,411                       $13,806
9/30/96   $20,704                  $21,789                       $13,903
12/31/96  $21,360                  $22,455                       $13,974

COMPOSITE
DEFERRED
SERIES, INC.

PORTFOLIOS OF
INVESTMENTS
IN SECURITIES
DECEMBER 31, 1996

                           GROWTH & INCOME PORTFOLIO

   PRINCIPAL                                                                     MARKET
    AMOUNT                                                                       VALUE
 -------------                                                                ------------
                       CONVERTIBLE CORPORATE BONDS-0.47%
   $245,000    Michael Stores, 6.75%, due 01/15/2003 (cost $218,710).......   $  192,938
                                                                              ------------
    SHARES
 -------------
                              COMMON STOCKS-96.41%
                             AEROSPACE/DEFENSE-5.00%
      9,639    Lockheed Martin Corporation.................................      881,969
      5,000    Northrop Grumman Corporation................................      413,750
     15,990    Raytheon Company............................................      769,518
                                                                              ------------
                                                                               2,065,237
                                                                              ------------
                            BANK/SAVINGS & LOAN-7.48%
     12,500    Bank of New York Company, Inc. .............................      421,875
      5,107    Mellon Bank Corporation.....................................      362,597
     12,980    Norwest Bancorp.............................................      564,630
     11,000    Signet Banking Corporation..................................      338,250
     16,500    Washington Federal, Inc. ...................................      437,250
      3,600    Wells Fargo & Company.......................................      971,100
                                                                              -------------
                                                                               3,095,702
                                                                              -------------
                                 BEVERAGES-2.06%
     13,900    PepsiCo, Inc. ..............................................      406,575
     11,500    Seagram Company, Ltd. ......................................      445,625
                                                                              -------------
                                                                                 852,200
                                                                              -------------

                               CAPITAL GOODS-1.14%
     14,100    Donaldson Company, Inc. ....................................      472,350
                                                                              -------------

                                 CHEMICALS-0.87%
     20,257    Millenium Chemicals, Inc.*..................................      359,562
                                                                              -------------
                             COMPUTER SOFTWARE-4.85%
     14,500    Autodesk, Inc. .............................................      406,000
     15,000    Barra, Inc.*................................................      412,500
      7,464    Electronic Data Systems Corporation.........................      322,818
     10,500    Microsoft Corporation* **...................................      867,562
                                                                              -------------
                                                                               2,008,880
                                                                              -------------
                             COMPUTER SYSTEMS-1.81%
     12,000    Cabletron Systems*..........................................      399,000
      7,000    Hewlett-Packard Company.....................................      351,750
                                                                              -------------
                                                                                 750,750
                                                                              -------------
                             CONSUMER DURABLES-2.61%
     27,300    Castle & Cooke, Inc.*.......................................      433,388
      9,700    Mattel, Inc. ...............................................      269,175
     32,000    Tyco Toys, Inc.*............................................      376,000
                                                                              -------------
                                                                               1,078,563
                                                                              -------------

                           ELECTRICAL EQUIPMENT-3.31%
      6,300    Emerson Electric Company....................................      609,525
      7,700    General Electric Company....................................      761,337
                                                                              -------------
                                                                               1,370,862
                                                                              -------------
                            ELECTRONICS/GENERAL-2.94%
     24,000    DSC Communications Corporation*.............................      429,000
     25,500    Loral Space & Communications*...............................      468,563
     32,900    Mentor Graphics*............................................      320,775
                                                                              -------------
                                                                               1,218,338
                                                                              -------------
                   ELECTRONICS-SEMICONDUCTORS/COMPONENTS-5.07%
      6,500    Intel Corporation...........................................      851,094
     12,900    Motorola, Inc. .............................................      791,738
      7,125    Texas Instruments, Inc. ....................................      454,218
                                                                              -------------
                                                                               2,097,050
                                                                              -------------
                            FINANCIAL SERVICES-3.31%
      8,750    Federal Home Loan Mortgage Corporation......................      963,593
     10,514    Legg Mason, Inc. ...........................................      404,789
                                                                              -------------
                                                                               1,368,382
                                                                              -------------
                           FOOD & FOOD RETAILERS-2.79%
      4,500    Campbell Soup Company.......................................      361,125
     12,900    Dole Food Company...........................................      436,988
     12,650    Supervalu, Inc. ............................................      358,943
                                                                              -------------
                                                                               1,157,056
                                                                              -------------
                            HEALTHCARE PRODUCTS-6.27%
     15,000    Abbott Laboratories.........................................      761,250
     11,650    Forest Laboratories, Inc.*..................................      381,538
     18,550    Johnson & Johnson...........................................      922,862
      6,700    Merck & Company, Inc. ......................................      530,975
                                                                              -------------
                                                                               2,596,625
                                                                              -------------
                            HEALTHCARE SERVICES-5.32%
     16,000    Cognizant Corporation.......................................      528,000
     13,700    FHP International Corporation*..............................      508,613
     18,000    Manor Care, Inc. ...........................................      486,000
     32,437    Medpartners, Inc.*..........................................      681,177
                                                                              -------------
                                                                               2,203,790
                                                                              -------------
                            HOUSEHOLD PRODUCTS-4.23%
     10,300    Alberto Culver Company, Class A.............................      424,875
      5,000    Proctor and Gamble Company..................................      537,500
      4,500    Unilever NV.................................................      788,625
                                                                              -------------
                                                                               1,751,000
                                                                              -------------

                                 INSURANCE-2.26%
      4,250    American International Group, Inc...........................      460,063
     10,500    Travelers Group, Inc. ......................................      476,437
                                                                              -------------
                                                                                 936,500
                                                                              -------------
                            LODGING/RESTAURANTS-0.99%
     23,150    Choice Hotels Holdings*.....................................      408,019
                                                                              -------------
                                 MACHINERY-2.67%
     21,450    Crane Company...............................................      622,050
     11,900    Deere & Company.............................................      483,437
                                                                              -------------
                                                                               1,105,487
                                                                              -------------
                                   MEDIA-4.37%
     25,966    AC Nielson*.................................................      392,736
     18,500    Dun & Bradstreet Corporation................................      439,375
     11,300    Time Warner, Inc. ..........................................      423,750
     16,000    Viacom, Inc., Class A*......................................      552,000
                                                                              -------------
                                                                               1,807,861
                                                                              -------------
                              METALS & MINING-0.71%
     16,300    Worthington Industries......................................      295,437
                                                                              -------------
                                 OIL & GAS-7.15%
      4,000    Exxon Corporation...........................................      392,000
      5,175    Mobil Corporation...........................................      632,644
     21,100    Occidental Petroleum Corporation............................      493,212
      6,050    Phillips Petroleum Company..................................      267,713
      3,600    Royal Dutch Petroleum Company...............................      614,700
      2,500    Texaco, Inc. ...............................................      245,312
     10,791    Union Pacific Resources Group...............................      315,637
                                                                              ------------
                                                                               2,961,218
                                                                              ------------
                          PAPER & FOREST PRODUCTS-3.94%
     15,200    Asia Pulp & Paper*..........................................      172,900
     16,300    Kimberly Clark Mexico - American Depository Receipt.........      631,625
     12,200    Rayonier, Inc. .............................................      468,175
      7,600    Weyerhaeuser Company........................................      360,050
                                                                              ------------
                                                                               1,632,750
                                                                              ------------
                       REAL ESTATE INVESTMENT TRUSTS-3.15%
     13,238    Bank of America Realty......................................      327,640
      6,800    Developers Diversified Realty...............................      252,450
     10,200    Health Care Property Investors, Inc. .......................      357,000
      8,900    Hospitality Properties Trust................................      258,100
      3,700    Shurgard Storage Centers, Inc. .............................      109,613
                                                                              ------------
                                                                               1,304,803
                                                                              ------------
                               RETAIL SALES-1.98%
     14,800    Fred Meyer, Inc., Class A*..................................      525,400
      4,850    Lowe's Companies............................................      172,175
     15,100    Rex Stores*.................................................      122,688
                                                                              ------------
                                                                                 820,263
                                                                              ------------
                                  TOBACCO-1.46%
      3,600    Philip Morris Companies, Inc. ..............................      405,450
      5,800    RJR Nabisco Holding Corporation.............................      197,200
                                                                              ------------
                                                                                 602,650
                                                                              ------------
                          TRANSPORTATION SERVICES-2.94%
     28,900    Expeditors International of Washington, Inc. ...............      664,700
      9,200    Union Pacific Corporation...................................      553,150
                                                                              ------------
                                                                               1,217,850
                                                                              ------------
                        UTILITIES - GAS & ELECTRIC-0.89%
     12,800     MCN Corporation............................................      369,600
                                                                              ------------
                      UTILITIES - TELECOMMUNICATIONS-4.84%
     20,000    A T & T Corporation.........................................      870,000
     23,000    Aliant Communications, Inc. ................................      391,000
     11,500    Frontier Corporation........................................      260,188
     10,650    GTE Corporation.............................................      484,575
                                                                              ------------
                                                                               2,005,763
                                                                              ------------
               TOTAL COMMON STOCKS (cost $31,613,936)......................   39,914,548
                                                                              ------------


                       CONVERTIBLE PREFERRED STOCKS-3.57%
                             COMPUTER SOFTWARE-0.20%
      1,000    Microsoft Preferred.........................................       80,125
                                                                              ------------
                               CAPITAL GOODS-1.04%
      4,600    FHP International Corporation...............................      140,300
     43,200    RJR Nabisco Holding Corporation.............................      291,600
                                                                              ------------
                                                                                 431,900
                                                                              ------------
                                 INSURANCE-2.33%

      6,250    Integon Corporation.........................................      335,937
      7,500    Penncorp Financial Group....................................      630,000
                                                                              ------------
                                                                                 965,937
                                                                              ------------
               TOTAL CONVERTIBLE PREFERRED STOCK (cost $1,394,954).........    1,477,962
                                                                              ------------
               TOTAL INVESTMENTS (cost $33,227,600)........................   41,585,448
               Other assets ($275,483) less liabilities ($459,264).........     (183,781)
                                                                              ------------
               NET ASSETS..................................................  $41,401,667
                                                                              ============

**Non-income producing security.

**The portfolio position subject to and the description and value of written covered call option outstanding at December 31, 1996, were as follows:


 OPTION
CONTRACTS   SECURITY     EXPIRATION MONTH  EXERCISE PRICE  VALUE OF CALL OPTIONS
--------------------------------------------------------------------------------
  10  Microsoft Corporation     JAN/97           $80               $4,250


FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1996 of $8,357,848, based on aggregate cost of $33,227,600, was composed of gross appreciation of $9,017,740 for investments having an excess of value over cost and gross depreciation of $659,892 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $25,726,996 and $11,292,414, respectively, during the year ended
December 31, 1996, including purchases and sales of U.S. government securities of $436,024 and 446,393, respectively.

See accompanying notes to financial statements.

                              NORTHWEST PORTFOLIO
                                                                                 MARKET
     SHARES                                                                      VALUE
   -----------                                                                -----------
                              COMMON STOCKS-95.99%
                            AEROSPACE & DEFENSE-6.32%
      5,950    Boeing Company..............................................      632,931
      3,500    Precision Castparts Corporation ............................      173,687
                                                                              -----------
                                                                                 806,618
                                                                              -----------
                              APPAREL & SHOES-3.13%
      6,700    Nike, Inc., Class B.........................................      400,325
                                                                              -----------
                           BANK/SAVINGS & LOANS-10.18%
      9,700    First Savings Bank of Washington Bancorp, Inc. .............      178,237
        126    Horizon Financial Corporation...............................        1,701
      5,300    Interwest Bancorp, Inc. ....................................      170,925
      6,500    Klamath First Bancorp, Inc. ................................      102,375
      6,100    Sterling Financial Corporation*.............................       86,162
     12,518    US Bancorp Oregon...........................................      562,528
      7,479    Washington Federal, Inc. ...................................      198,193
                                                                              -----------
                                                                               1,300,121
                                                                              -----------
                                 BEVERAGES-0.44%
      5,800    Redhook Ale Brewery, Inc.*..................................       55,825
                                                                              -----------
                               CAPITAL GOODS-0.69%
      1,290    PACCAR, Inc. ...............................................       87,720
                                                                              -----------
                             COMPUTER SOFTWARE-8.11%
      9,100    CFI Proservices, Inc.*......................................      129,675
      8,600    Microsoft Corporation*......................................      710,575
     12,900    Wall Data, Inc.*............................................      195,112
                                                                              -----------
                                                                               1,035,362
                                                                              -----------
                             COMPUTER SYSTEMS-5.36%
      9,700    In Focus Systems, Inc.*.....................................      209,762
     17,100    Sequent Computer Systems, Inc.*.............................      303,525
     14,600    Planar Systems, Inc.*.......................................      171,550
                                                                              -----------
                                                                                 684,837
                                                                              -----------
                           ELECTRICAL EQUIPMENT-1.65%
      3,200    Fluke Corporation...........................................      142,800
      4,500    Merix Corporation*..........................................       68,625
                                                                              -----------
                                                                                 211,425
                                                                              -----------
                           ELECTRONICS/GENERAL-10.06%
      8,500    Electro Scientific Industries, Inc.*........................      221,000
     13,500    FEI Company*................................................      126,562
      8,400    Flir Systems, Inc.*.........................................      115,500
      7,300    Itron, Inc.*................................................      129,575
     35,300    Mentor Graphics Corporation*................................      344,175
      6,800    Tektronix, Inc. ............................................      348,500
                                                                              -----------
                                                                               1,285,312
                                                                              -----------

                  ELECTRONICS - SEMICONDUCTORS/COMPONENTS-4.71%
      1,700    Intel Corporation...........................................      222,594
      4,700    Lattice Semiconductor Corporation*..........................      216,200
        900    Micron Technology, Inc. ....................................       26,212
      5,200    Triquint Semiconductor, Inc.*...............................      137,150
                                                                              -----------
                                                                                 602,156
                                                                              -----------
                         FOODS AND FOOD RETAILERS-3.58%
     10,400    Albertson's, Inc............................................      370,500
      2,590    Quality Food Centers, Inc.*.................................       87,412
                                                                              -----------
                                                                                 457,912
                                                                              -----------
                            HEALTHCARE PRODUCTS-6.12%
      5,500    Advanced Technology Laboratories, Inc.*.....................      170,500
     25,550    Icos Corporation*...........................................      194,819
     11,100    Immunex Corporation*........................................      216,450
     19,500    Ostex International, Inc.*..................................      107,250
      3,200    Pathogenesis Corporation*...................................       69,600
      1,100    Spacelabs Medical, Inc.*....................................       22,550
                                                                              -----------
                                                                                 781,169
                                                                              -----------
                            HEALTHCARE SERVICES-1.87%
      2,400    Foundation Health Corporation*..............................       76,200
      1,900    Pacificare Health Systems, Inc., Class B*...................      161,975
                                                                              -----------
                                                                                 238,175
                                                                              -----------
                                 INSURANCE-2.22%
      7,200    Safeco Corporation..........................................      283,950
                                                                              -----------
                           LODGING & RESTAURANTS-0.92%
      4,100    Starbucks Corporation*......................................      117,363
                                                                              -----------
                                 MACHINERY-1.13%
      8,700    Flow International Corporation*.............................       79,388
      6,300    Greenbrier Companies, Inc. .................................       65,363
                                                                              -----------
                                                                                 144,751
                                                                              -----------
                              METALS & MINING-2.99%
      4,100    Hecla Mining Company*.......................................       23,063
      4,900    Oregon Metallurgical Corporation*...........................      158,025
      1,700    Oregon Steel Mill, Inc. ....................................       28,475
      6,700    Schnitzer Steel Inds., Inc. ................................      171,688
                                                                              -----------
                                                                                 381,251
                                                                              -----------
                          PAPER & FOREST PRODUCTS-6.28%
      1,700    Boise Cascade Corporation...................................       53,975
        900    Georgia-Pacific Corporation.................................       64,800
      1,900    Longview Fibre Company......................................       34,913
      6,100    Louisiana Pacific Corporation...............................      128,863
      5,500    Weyerhaeuser Company........................................      260,563
      3,700    Willamette Industries, Inc. ................................      258,538
                                                                              -----------
                                                                                 801,652
                                                                              -----------
                       REAL ESTATE INVESTMENT TRUSTS-3.41%
      8,900    Pacific Gulf Properties, Inc. ..............................      173,550
      4,000    Shurgard Storage Centers, Inc. .............................      118,500
      5,900    Wellsford Residential Property Trust........................      143,075
                                                                              -----------
                                                                                 435,125
                                                                              -----------
                               RETAIL SALES-7.82%
     13,900    BMC West Corporation*.......................................      170,275
     13,000    Fred Meyer, Inc.*...........................................      461,500
     14,600    Price/Costco, Inc.*.........................................      366,825
                                                                              -----------
                                                                                 998,600
                                                                              -----------
                          TRANSPORTATION SERVICES-6.90%
     11,550    Airborne Freight Corporation................................      269,981
      9,800    Alaska Air Group, Inc.*.....................................      205,800
     17,600    Expeditors International of Washington, Inc. ...............      404,800
                                                                              -----------
                                                                                 880,581
                                                                              -----------
                        UTILITIES - GAS & ELECTRIC-0.53%
     1,600     Portland General Corporation ...............................       67,200
                                                                              -----------
                      UTILITIES - TELECOMMUNICATIONS-1.57%
     9,800     General Communication - Class A*............................       79,625
     8,700     Western Wireless Corporation - Class A*.....................      120,712
                                                                              -----------
                                                                                 200,337
                                                                              -----------
               TOTAL COMMON STOCKS (cost $9,325,706).......................   12,257,767
                                                                              -----------
   PRINCIPAL
    AMOUNT
-------------
                           REPURCHASE AGREEMENT-4.24%
  $541,000     Repurchase agreement with Goldman Sachs, collateralized by a
                U.S. Treasury Note, in a joint trading account at 6.15%, dated
                12/31/1996, due 01/02/1997, with a maturity value of
                $541,185 (cost $541,000)...................................      541,000
                                                                              -----------
               TOTAL INVESTMENTS (cost $9,866,706).........................   12,798,767
               Other assets ($34,363) less liabilities ($63,484)...........      (29,121)
                                                                              -----------
               NET ASSETS..................................................  $12,769,646
                                                                              ===========
*Non-income producing security.

FEDERAL INCOME TAX  INFORMATION:
Net unrealized appreciation of investments at December 31, 1996 of $2,932,061, based on aggregate cost of $9,866,706, was composed of gross appreciation of $3,420,159 for investments having an excess of value over cost and gross depreciation of $488,098 for investments having an excess of cost over value.

OTHER  INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $6,120,192 and $2,397,715, respectively, during the year ended
December 31, 1996.

See accompanying notes to financial statements.


                                INCOME PORTFOLIO

  PRINCIPAL                                                                      MARKET
   AMOUNT                                                                        VALUE
 ------------                                                                -------------

                        U.S. TREASURY OBLIGATIONS-36.96%
    200,000    U.S. Treasury Bond, 7.50%, due 11/15/2024...................  $   218,750
  1,200,000    U.S. Treasury Bond, 6.25%, due 08/15/2023...................    1,125,001
  1,200,000    U.S. Treasury Bond, 7.25%, due 08/15/2022...................    1,269,751
  1,000,000    U.S. Treasury Bond, 7.25%, due 05/15/2016...................    1,056,251
  1,250,000    U.S. Treasury Note, 5.875%, due 02/15/2004..................    1,217,579
  1,000,000    U.S. Treasury Note, 5.75%, due 08/15/2003...................      970,313
    250,000    U.S. Treasury Note, 6.375%, due 08/15/2002..................      251,719
    200,000    U.S. Treasury Note, 7.875%, due 08/15/2001..................      213,250
    100,000    U.S. Treasury Note, 7.125%, due 02/29/2000..................      102,969
                                                                             -------------
               TOTAL U.S. TREASURY OBLIGATIONS (cost $6,404,883)...........    6,425,583
                                                                             -------------

                        MORTGAGE-BACKED SECURITIES-15.03%
                            GOVERNMENT AGENCY-10.21%
     10,236    Federal National Mortgage Association, 9.00%, due 10/01/2004       10,726
    411,156    Federal National Mortgage Association, 8.00%, due 12/01/2026      419,122
    329,420    Government National Mortgage Association, 9.00%, due 05/15/2009   347,539
     14,991    Government National Mortgage Association, 8.50%, due 03/15/2022    15,545
    130,587    Government National Mortgage Association, 8.00%, due 06/15/2022   133,362
    464,671    Government National Mortgage Association, 7.50%, due 06/15/2024   465,542
    390,274    Government National Mortgage Association, 7.00%, due 07/15/2023   382,347
                                                                              ------------
                                                                               1,774,183
                                                                              ------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -
                         GOVERNMENT AGENCY BACKED-3.82%
    255,000    Federal Home Loan Mortgage Corporation, 7.50%, due 07/15/2020     258,830
    392,885    Weyerhaeuser 1982-C FHA Putable, 7.43%, due 06/01/2022......      403,789
                                                                              ------------
                                                                                 662,619
                                                                              ------------
                    COLLATERALIZED MORTGAGE OBLIGATIONS-1.01%
    241,321    Resolution Trust Corporation - 1991-M2-A-2, 7.55%, due 09/25/2020 175,839
                                                                              ------------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $2,604,220)..........    2,612,641
                                                                              ------------

                     NON-CONVERTIBLE CORPORATE BONDS-34.44%

    150,000    American Home Products, 7.25%, due 03/01/2023...............      150,459
    250,000    American Medical International, zero coupon, due 08/12/1997.      235,965
    200,000    Associates Corporation Senior Notes, 8.80%, due 08/01/1998..      208,085
    195,000    Bank of New York, 7.875%, due 11/15/2022....................      205,878
    175,000    Beneficial Corporation, 9.125%, due 02/15/1998..............      180,733
    300,000    Burlington Northern, 8.75%, due 02/25/2022..................      338,218
    200,000    Burlington Resources, 7.15%, due 05/01/1999.................      203,583
    200,000    Caterpillar Corporation, 9.375%, due 07/15/2001.............      221,586
    200,000    Coastal Corporation, 10.75%, due 10/01/2010.................      256,146
    150,000    Commonwealth Edison, 9.375%, due 02/15/2000.................      160,963
    150,000    Consumers Power, 8.75%, due 02/15/1998......................      153,503
    300,000    Continental Corporation, 8.25%, due 04/15/1999..............      311,144
    250,000    FHP International, 7.00%, due 09/15/2003....................      248,813
    250,000    First Nationwide, 10.00%, due 10/01/2006....................      290,513
    100,000    Franchise Finance Corporation, 7.00%, due 11/30/2000........      100,112
    200,000    Franchise Finance Corporation, 7.875%, due 11/30/2005.......      204,750
    100,000    General Motors Acceptance Corporation, 7.75%, due 01/15/1999      102,839
    200,000    Integon Corporation, 8.00%, due 08/15/1999..................      202,456
    200,000    Kemper Corporation, 6.875%, due 09/15/2003..................      200,263
    300,000    Loral Corporation, 7.625%, due 06/15/2025...................      307,853
    200,000    Mercantile Bank, 7.625%, due 10/15/2002.....................      207,153
    250,000    Morgan Stanley, 6.75%, due 03/04/2003.......................      248,620
    150,000    Niagara Mohawk Power, 9.50%, due 06/01/2000.................      154,121
     50,000    Niagara Mohawk Power, 8.77%, due 01/01/2018.................       48,922
    150,000    Portland General Electric, 8.88%, due 08/12/1999............      159,066
    150,000    Public Service Electric & Gas, 8.875%, due 06/01/2003.......      164,541
    150,000    Public Service Company of New Hampshire, 9.17%, due 05/15/1998    154,477
    150,000    Texas Utilities Electric, 9.50%, due 08/01/1999.............      160,045
    200,000    Time Warner, Inc., 9.15%, due 02/01/2023....................      217,300
    200,000    Westinghouse Corporation, 7.875%, due 09/01/2023............      188,524
                                                                              ------------
               TOTAL NON-CONVERTIBLE CORPORATE BONDS (cost $5,889,800).....    5,986,631
                                                                              ------------


  PRINCIPAL                                                                      MARKET
   AMOUNT                                                                        VALUE
-------------                                                                 ------------
                        CONVERTIBLE CORPORATE BOND-0.83%
$   150,000    Costco Wholesale Corporation, 5.75%, due 05/15/2002
                     (cost $142,123) ......................................     $144,563
                                                                              ------------
                      U.S DOLLAR FOREIGN OBLIGATIONS-1.56%
    150,000    Province of Alberta, 9.25%, due 04/01/2000..................      163,415
    100,000    Province of Manitoba, 9.625%, due 03/15/1999................      107,013
                                                                              ------------
               TOTAL U.S. DOLLAR FOREIGN OBLIGATIONS (cost $256,844).......      270,428
                                                                              ------------
                       CONVERTIBLE PREFERRED STOCK-0.31%
     1,000     Integon Corporation (cost $59,320)..........................       53,750
                                                                              ------------
                           REPURCHASE AGREEMENT-9.51%
 $1,654,000    Repurchase agreement with Goldman Sachs, collateralized by a
               U.S. Treasury Note in a joint trading account  at 6.15%, dated
               12/31/1996, due 01/02/1997, with a maturity value of $1,654,565
               (cost $1,654,000)..........................................     1,654,000
                                                                              -------------
               TOTAL INVESTMENTS (cost $17,011,190)........................   17,147,596
               Other assets ($291,049) less liabilities ($54,141)..........      236,908
                                                                              -------------
               NET ASSETS..................................................  $17,384,504
                                                                              =============

FEDERAL INCOME TAX  INFORMATION:
Net unrealized appreciation of investments at December 31, 1996 of $136,406 based on aggregate cost of $17,011,190, was composed of gross appreciation of $308,340 for investments having an excess of value over cost and gross depreciation of $171,934 for investments having an excess of cost over value. As of December 31, 1996, the fund had unused capital loss carryovers of $141,418 for federal tax purposes which may be applied against gains realized in future years. If not applied, the carryovers will expire by 2004.

OTHER  INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated  $3,746,306  and  $1,519,053,  respectively,  during  the year  ended
December 31, 1996,  including purchases and sales of U.S. government  securities
of   $1,903,891   and   $650,000,   respectively.    Principal   repayments   of
mortgage-backed securities aggregated $288,068.

See accompanying notes to financial statements.

COMPOSITE
DEFERRED
SERIES, INC.
FINANCIAL
INFORMATION
DECEMBER 31,
1996

                     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
COMPOSITE DEFERRED SERIES, INC.

     We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Composite Deferred Series, Inc. (comprising, respectively, the Growth & Income, Northwest, and Income Portfolios) as of December 31, 1996, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1996 and 1995. For the Growth & Income and Income Portfolios we have audited the financial highlights for each of the five years in the period ended December 31, 1996. For the Northwest Portfolio, we have audited the financial highlights for each of the four years in the period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirming securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Composite Deferred Series, Inc., as of December 31, 1996, and the results of their operations, the changes in their net assets, and the financial highlights for the above stated periods in conformity with generally accepted accounting principles.

LEMASTER & DANIELS PLLC
CERTIFIED PUBLIC ACCOUNTANTS
SPOKANE, WASHINGTON
JANUARY 24, 1997

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996

                                                                          GROWTH &
                                                                          INCOME        INCOME      NORTHWEST
                                                                          PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                        ------------ ------------ -------------
ASSETS
Investments at market (identified cost $33,227,600,
  $9,866,706 and $17,011,190, respectively)..........................   $41,585,448  $12,798,767  $17,147,596
Cash.................................................................        22,340       12,670            -
Prepaid expenses.....................................................         2,071          744        1,211
Receivable for:
  Interest...........................................................         5,376           92      289,838
  Investment securities sold.........................................       191,035            -            -
  Dividends..........................................................        46,461       15,657            -
  Sale of Fund's shares..............................................         8,200        5,200            -
                                                                         ----------- ------------ -------------
Total assets.........................................................    41,860,931   12,833,130   17,438,645
                                                                         ----------- ------------ -------------
LIABILITIES
Bank overdraft.......................................................             -            -       44,957
Covered call options written at market (premiums received - $1,982)..         4,250            -            -
Payable for:
  Investment securities purchased....................................       438,266       54,111            -
  Accrued expenses and other payables................................        10,235        8,574        8,047
  Repurchase of Fund's shares........................................         6,513          799        1,137
                                                                         ----------- ------------ -------------
Total liabilities....................................................       459,264       63,484       54,141
                                                                         ----------- ------------ -------------
NET ASSETS ..........................................................   $41,401,667  $12,769,646  $17,384,504
                                                                         =========== ============ =============
COMPOSITION OF NET ASSETS
Paid-in capital......................................................   $29,948,797  $ 9,505,659  $17,389,846
Undistributed net investment income..................................         1,398          849            -
Accumulated net realized gain (loss).................................     3,095,892      331,077     (141,748)
Net unrealized appreciation of investments...........................     8,355,580    2,932,061      136,406
                                                                         ----------- ------------ -------------
                                                                        $41,401,667  $12,769,646  $17,384,504
NET ASSET VALUE                                                          =========== ============ =============
 Net asset value per share for 1,702,382, 700,316,
 and 1,438,611 shares outstanding, respectively......................        $24.32       $18.23       $12.08
                                                                         =========== ============ =============

 See accompanying notes to financial statements.

                                                       STATEMENTS OF OPERATIONS
                                                 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                          GROWTH &
                                                                          INCOME      NORTHWEST    INCOME
                                                                         PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                                        -----------  ----------- -----------
INVESTMENT INCOME
Income:
  Interest............................................................   $ 64,599     $ 33,157  $1,152,458
  Dividends...........................................................    645,607       95,566           -
                                                                        -----------  ----------- -----------
Total income..........................................................    710,206      128,723   1,152,458
                                                                        -----------  ----------- -----------
Expenses:
  Management fees ....................................................    162,589       49,023      80,985
  Custodial fees......................................................     17,896        9,635       7,876
  Directors' fees.....................................................      7,474        7,474       7,390
  Postage, printing and office expense................................      5,832        3,750       7,810
  Auditing and legal fees.............................................      2,344        5,054       3,178
  Insurance...........................................................      1,043          356         608
                                                                        -----------  ----------- -----------
Total expenses........................................................    197,178       75,292     107,847
Fees paid indirectly..................................................     (3,009)      (1,501)     (1,083)
                                                                        -----------  ----------- -----------
Net expenses..........................................................    194,169       73,791     106,764
                                                                        -----------  ----------- -----------
Net investment income.................................................    516,037       54,932   1,045,694
                                                                        -----------  ----------- -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from investment transactions.....................  3,102,735      467,828      (8,320)
Unrealized appreciation (depreciation) of investments during the year.  2,982,704    1,538,604    (609,407)
                                                                        -----------  ----------- -----------
Net realized and unrealized gain (loss) on investments................  6,085,439    2,006,432    (617,727)
                                                                        -----------  ----------- -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ............................................ $6,601,476   $2,061,364   $ 427,967
                                                                        =========    =========== ===========

See accompanying notes to financial statements.

                                                  STATEMENTS OF CHANGES IN NET ASSETS

                                     GROWTH & INCOME PORTFOLIO      NORTHWEST PORTFOLIO        INCOME PORTFOLIO
                                   ---------------------------  -------------------------  -------------------------
                                            YEARS ENDED                YEARS ENDED               YEARS ENDED
                                            DECEMBER 31,               DECEMBER 31,              DECEMBER 31,
                                   ---------------------------  -------------------------  -------------------------
                                      1996          1995            1996       1995            1996         1995
                                   -----------   -------------  ------------ ------------  ------------ ------------
OPERATIONS
Net investment income...........   $ 516,037   $ 362,736         $ 54,932   $ 40,252       $ 1,045,694   $ 856,335
Realized gain (loss) from
investment transactions.........   3,102,735     441,257          467,828     (8,707)           (8,320)    (49,342)
Unrealized appreciation
 (depreciation) of investments
  during the year...............   2,982,704   4,414,288        1,538,604  1,309,785          (609,407)  1,529,737

Net increase in net assets resulting
from operations ................   6,601,476   5,218,281        2,061,364  1,341,330           427,967   2,336,730

DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net
investment income ..............    (517,216)   (360,327)        (54,083)   (41,043)       (1,045,694)   (856,335)

Distributions from net capital gains
from investment transactions ...           -    (448,100)              -           -                 -           -

NET CAPITAL SHARE
TRANSACTIONS ...................  10,869,247   5,843,803       3,267,052  1,547,792        2,796,633    2,883,031
Total increase in net assets....  16,953,507  10,253,657       5,274,333  2,848,079        2,178,906    4,363,426

NET ASSETS
Beginning of the year...........  24,448,160  14,194,503       7,495,313  4,647,234       15,205,598   10,842,172
End of the year................. $41,401,667 $24,448,160     $12,769,646 $7,495,313      $17,384,504  $15,205,598

UNDISTRIBUTED NET
INVESTMENT INCOME AT
END OF YEAR .................... $     1,398 $     2,577     $       849 $        -      $         -  $         -

See accompanying notes to financial statements.

                                                        FINANCIAL HIGHLIGHTS

GROWTH & INCOME PORTFOLIO:
                                                                        YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------------------
                                                         1996       1995       1994       1993       1992
                                                       --------  ----------  ---------  ---------  --------

NET ASSET VALUE, BEGINNING OF YEAR ..................   $20.22     $15.70     $15.71     $15.26     $14.28

  Income From Investment Operations
  Net Investment Income .............................     0.34       0.35       0.31       0.29       0.36
  Net Gains or Losses on Securities
   (both realized and unrealized)....................     4.10       4.90       0.12       0.84       1.13
   Total From Investment Operations..................     4.44       5.25       0.43       1.13       1.49

LESS DISTRIBUTIONS
  Dividends (from net investment income).............    (0.34)     (0.35)     (0.31)     (0.28)     (0.36)
  Distributions (from capital gains).................     0.00      (0.38)     (0.13)     (0.40)     (0.15)
   Total Distributions...............................    (0.34)     (0.73)     (0.44)     (0.68)     (0.51)

NET ASSET VALUE, END OF YEAR ........................   $24.32     $20.22     $15.70     $15.71     $15.26

TOTAL RETURN (1) ....................................    22.09%     33.70%      2.72%      7.58%     10.56%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($1,000's).................   $41,402    $24,448    $14,195    $11,239     $7,455
  Ratio of Expenses to Average Net Assets (2)  ......     0.61%      0.70%      0.68%      0.76%      0.87%
  Ratio of Net Income to Average Net Assets..........     1.59%      2.01%      1.97%      1.96%      2.51%
  Portfolio Turnover Rate ...........................       45%        36%        25%        38%        13%
  Average Commission Paid (3) .......................   $0.0626

(1)  Total returns do not reflect a sales charge.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
(3)  Average commission paid disclosure is required beginning in fiscal year
     1996.

                                                                                           JANUARY 4
                                                        YEARS ENDED DECEMBER 31,              TO
                                                      ----------------------------        DECEMBER 31,
NORTHWEST PORTFOLIO:                                   1996       1995       1994          1993 (3)
                                                      -------   ---------  -------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............  $14.99     $11.97     $12.19          $12.00

  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.............................    0.09       0.09       0.08            0.16
  Net Gains or Losses on Securities (both realized
      and unrealized)                                   3.24       3.02      (0.21)           0.19
  Total From Investment Operations..................    3.33       3.11      (0.13)           0.35

LESS DISTRIBUTIONS
  Dividends (from net investment income)............   (0.09)     (0.09)     (0.08)          (0.16)
  Distributions (from capital gains)................    0.00       0.00      (0.01)           0.00
   Total Distributions..............................   (0.09)     (0.09)     (0.09)          (0.16)

NET ASSET VALUE, END OF PERIOD......................  $18.23     $14.99     $11.97          $12.19

TOTAL RETURN (1)  ..................................   22.23%     26.03%     -1.12%           2.95%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($1,000's)..............  $12,770    $7,495     $4,647          $2,686
  Ratio of Expenses to Average Net Assets(2) ......     0.77%      0.90%      0.87%           0.00%
  Ratio of Net Income to Average Net Assets.........    0.56%      0.67%      0.76%           1.61%(5)
  Portfolio Turnover Rate (3) ......................      31%        11%        17%              0%
  Average Commission Paid (4) ......................  $0.0639

(1)  Total return does not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995. The ratio of expenses before management fee waiver and expense reimbursements was 1.45% for fiscal
     1993.
(3)  From commencement of operations.
(4) Average commission paid disclosure is required beginning in fiscal year 1996.
(5)  Annualized.



INCOME PORTFOLIO:
                                                                            Years ended December 31,
                                                             -----------------------------------------------------
                                                                1996       1995       1994       1993       1992
                                                             ---------- ---------  ---------  ---------- ---------
NET ASSET VALUE, BEGINNING OF YEAR ......................     $12.59     $11.22     $12.57     $12.22      $12.27
                                                             ---------- ---------  ---------  ---------- ---------
 INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................................       0.78       0.79       0.79       0.85       0.86
  Net Gains or Losses on Securities (both realized
  and unrealized) .......................................      (0.51)      1.37      (1.35)      0.35      (0.05)
                                                             ---------- ---------- ---------  ---------- ---------
    Total From Investment Operations.....................       0.27       2.16      (0.56)      1.20       0.81
LESS DISTRIBUTIONS                                           ---------- ---------- ---------  ---------- ---------
  Dividends (from net investment income).................      (0.78)     (0.79)     (0.79)     (0.85)     (0.86)
                                                             ---------- ---------- ---------  ---------- ---------
NET ASSET VALUE, END OF YEAR ............................     $12.08     $12.59     $11.22     $12.57     $12.22
                                                             ========== ========== =========  ========== =========
TOTAL RETURN (1) ........................................       2.34%     19.86%     -4.48%     10.02%      6.91%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($1,000's).....................    $17,385    $15,206    $10,842     $9,113     $6,165
  Ratio of Expenses to Average Net Assets(2)  ...........       0.67%      0.76%      0.74%      0.86%      0.88%
  Ratio of Net Income to Average Net Assets..............       6.46%      6.62%      6.79%      6.75%      7.12%
  Portfolio Turnover Rate................................         11%        14%        15%        29%        37%

(1)  Total return does not reflect a sales charge.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ACCOUNTING POLICIES
     Composite  Deferred  Series,  Inc. (the "Fund"),  is registered  under the
Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund consists of three separate portfolios, Growth & Income, Northwest, and Income portfolios, which are designed to meet a variety of investment objectives.
     WM Life Insurance Company ("Company"), is the sole shareholder of the Fund. Shares are sold only to Composite Deferred Series variable accounts to fund the benefits under certain flexible premium variable annuity contracts (the "Contract") issued by the Company. Contract holders have the right to instruct the Company how to vote Fund shares attributable to their contracts.
     Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by the Fund in the preparation of its financial statements.
     a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Board of Directors, which uses information with respect to last reported sales price for securities traded on a national securities exchange (or reported on the National Association of Securities Dealers Automated Quotation [NASDAQ] National Market System) or securities traded over-the-counter, or valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Directors.
     b. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated  within  the  custodian's  vault,  all  securities  held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
     c. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
     d. Dividends to the shareholders of the Growth & Income and Northwest portfolios are calculated and paid quarterly. The Income Portfolio accrues shareholder dividends daily and pays such dividends monthly. Any capital gains are paid annually.
     e. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). Realized gain or loss from security transactions are determined on the basis of identified cost.
     f. The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable income so that no provision for federal income tax is required. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for deferral of wash sales.
     g. Custodial fees have been increased by $3,009, $1,501, and $1,083 for the Growth & Income, Northwest, and Income portfolios, respectively, as a result of "expense offset arrangements." The Funds could have otherwise employed the assets to produce income if they had not entered into such arrangements. In accordance with the regulations, such amounts are added to net custodial fees and then reflected as a deduction, "fees paid indirectly" to derive net expenses. There were no "expense offset arrangements" other than custodial fees.
     h. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - COVERED CALL OPTIONS WRITTEN

     The Growth & Income and Northwest portfolios may write listed covered call options in which premiums received are recorded as a liability, which is marked to market to reflect the current value of options written. A covered call option gives the holder the right to buy the underlying security, which the portfolio owns, at any time during the option period at a predetermined exercise price. When a portfolio writes a covered call option, it gains income from the premium received. The risk in writing a covered call option is that the portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. Proceeds from the covered call options exercised are increased by the amount of premium received. If an option expires or is canceled in a closing transaction, the portfolio will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less than or greater than the premium originally received. As of December 31, 1996, portfolio securities valued at $82,625 were held in a segregated account by the custodian in connection with covered call options written by the Growth & Income Portfolio.
     Transactions in written covered call options by the Growth & Income Portfolio during the year ended December 31, 1996, were as follows:


                              NUMBER OF
                              CONTRACTS    PREMIUMS
                             -----------  ----------
OUTSTANDING AT
 December 31, 1995.........        0      $     0
Written.....................      55       13,481
Exercised...................     (40)     (10,516)
Expired.....................      (5)        (983)
                             -----------  ----------
OUTSTANDING AT
DECEMBER 31, 1996                 10     $  1,982
                             ===========  ==========

NOTE 3 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     The amounts of fees and expenses described below are shown on the Fund's statement of operations. Composite Research & Management Co. ("Adviser"), manages the Fund, and Murphey Favre, Inc., is the principal underwriter and distributor of the Contracts. Both are affiliates of Washington Mutual Bank and Washington Mutual fsb and subsidiaries of Washington Mutual, Inc. WM Life Insurance Company is also a subsidiary of Washington Mutual, Inc.
     Management fees were paid by the Fund to the Adviser. Fees are based upon an annual rate of 0.50% on average daily net assets as computed daily.
     Directors' fees and expenses were paid directly by the Fund to directors having no affiliation with the Fund other than in their capacity as directors. Other officers and directors received no compensation from the Fund.

NOTE 4 - CAPITAL STOCK
     At December 31, 1996, there were 10 billion shares of no par value capital stock authorized. Transactions in capital stock were as follows:

                                          GROWTH &
                                      INCOME PORTFOLIO          NORTHWEST PORTFOLIO      INCOME PORTFOLIO
                                   ----------------------     ----------------------  ----------------------
                                        YEARS ENDED               YEARS ENDED              YEARS ENDED
                                        DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                   ----------------------     ----------------------  ------------------------
                                       1996        1995          1996       1995          1996        1995
                                   -----------  ---------     ---------- -----------  ------------ -----------
SHARES
Sold............................      590,876     400,628      247,127     156,526      376,398       373,491
Issued for reinvestment of
  dividends and capital gains...       22,757      41,600        3,182       2,896       86,907        71,224
                                   -----------  ---------     ---------- -----------  ------------ -----------
                                      613,633     442,228      250,309     159,422      474,305       444,715
Reacquired......................     (120,141)   (137,392)     (49,897)    (47,873)    (243,230)     (203,756)
                                   -----------  ---------     ---------- -----------  ------------ -----------
Net increase ...................      493,492     304,836      200,412     111,549      231,075       240,959
                                   ===========  =========     ========== ===========  ============ ===========
AMOUNT
SOLD............................  $12,978,872 $ 7,442,085  $ 4,028,601 $ 2,152,588  $ 4,679,598   $ 4,456,949

Issued for reinvestment of
dividends and capital gains...        517,216     808,427       54,083     41,043     1,045,694       856,335
                                   -----------  ---------    ----------  -----------  -----------  -----------
                                   13,496,088   8,250,512    4,082,684  2,193,631     5,725,292     5,313,284
Reacquired......................   (2,626,841) (2,406,709)    (815,632)  (645,839)   (2,928,659)   (2,430,253)
                                   -----------  ---------    ----------  -----------  -----------  -----------
Net increase ...................  $10,869,247 $ 5,843,803  $ 3,267,052 $ 1,547,792  $ 2,796,633   $ 2,883,031
                                   ===========  =========    ==========  ===========  ===========  ===========

                    FOR FURTHER INFORMATION, PLEASE CONTACT:

                                  FUND OFFICES
                            Composite Group of Funds
                          601 W. Main Avenue, Suite 801
                             Spokane, WA 99201-0613
                              Phone: (509) 353-3550
                            Toll free: (800) 543-8072

                                     ADVISER
                       Composite Research & Management Co.
              1201 Third Avenue, Suite 1400 Seattle, WA 98101-3015

                                   DISTRIBUTOR
                               Murphey Favre, Inc.
               1201 Third Avenue, Suite 780 Seattle, WA 98101-3015

                                    CUSTODIAN
                        Investors Fiduciary Trust Company
                  127 W. 10th Street Kansas City, MO 64105-1716

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             LeMaster & Daniels PLLC
            601 W. Riverside Avenue, Suite 800 Spokane, WA 99201-0614

                                     COUNSEL
                   Paine, Hamblen, Coffin, Brooke & Miller LLP
            717 W. Sprague Avenue, Suite 1200 Spokane, WA 99204-0464

                                    OFFICERS

                                   PRESIDENT
                               William G. Papesh
                            Executive Vice President
                               Kerry K. Killinger

                                VICE PRESIDENTS
                                Gene G. Branson
                              Douglas D. Springer

                           VICE PRESIDENT & TREASURER
                                Monte D. Calvin

                                   SECRETARY
                                  John T. West

                               BOARD OF DIRECTORS
                                    MEMBERS
                             Wayne L. Attwood, M.D.
                                Kristianne Blake
                                 Anne V. Farrell
                                Michael K. Murphy
                                William G. Papesh
                               Daniel L. Pavelich
                                   Jay Rockey
                                Leland J. Sahlin
                                Richard C. Yancey

             This report is submitted for the general information of
              Composite Variable Annuity owners. For more detailed
             information about the Fund, its officers and directors,
           fees, expenses and other pertinent information, please see the prospectus of the Fund. This report is not authorized
          for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.